Exhibit 10.42

Execution Version

LIMITED RECOURSE PLEDGE AGREEMENT

made by

CURIS, INC.

in favor of

LIND SA LLC
as Pledgee

Dated as of March 22, 2019

ActiveUS 172437213v.1

TABLE OF CONTENTS

1	DEFINED TERMS	4
1.1	Definitions	4
1.2	Other Definitional Provisions	5
2	GRANT OF SECURITY INTEREST; LIMIT ON RECOURSE	6
3	REPRESENTATIONS AND WARRANTIES	6
3.1	Title; No Other Liens	6
3.2	Perfected First Priority Liens.	6
3.3	Jurisdiction of Organization; Chief Executive Office	7
3.4	[Reserved].	7
3.5	Investment Property	7
4	COVENANTS	7
4.1	Delivery of Certificated Securities	7
4.2	[Reserved]	7
4.3	Maintenance of Perfected Security Interest; Further Documentation	7
4.4	Changes in Name, etc.	8
4.5	Notices	8
4.6	Investment Property	8
5	REMEDIAL PROVISIONS	8
5.1	Pledged Stock	8
5.2	Proceeds to be Turned Over To Pledgee	9
5.3	Application of Proceeds	9
5.4	Code and Other Remedies	9
5.5	Private Sales	10
5.6	Put Option Exercise	10
6	THE PLEDGEE	11
6.1	Pledgee’s Appointment as Attorney-in-Fact, etc.	11
6.2	Duty of the Pledgee	12
6.3	Authorization of Financing Statements	12
7	MISCELLANEOUS	12
7.1	Amendments; Waivers	12
7.2	Notices	13
7.3	No Waiver by Course of Conduct; Cumulative Remedies	13
7.4	Enforcement Expenses; Indemnification	13
7.5	Successors and Assigns	13
7.6	[Reserved]	13
7.7	Counterparts	14
7.8	Severability	14
7.9	Section Headings	14
7.1	Integration	14
7.1	Governing Law	14

ActiveUS 172437213v.1

7.1	JUDICIAL PROCEEDINGS; WAIVER OF JURY TRIAL	14
7.1	Acknowledgements	15
7.1	Releases	15

SCHEDULES
Schedule 1    Investment Property
Schedule 2    Perfection Matters
Schedule 3    Jurisdiction of Organization and Chief Executive Office

ActiveUS 172437213v.1

LIMITED RECOURSE PLEDGE AGREEMENT
LIMITED RECOURSE PLEDGE AGREEMENT, dated as of March 22, 2019, made by Curis, Inc., a Delaware corporation (the “Grantor”), in favor Lind SA LLC, a Delaware limited liability company (the “Pledgee”), as collateral agent on behalf of and for the benefit of each of TPC Investments I LP, a Delaware limited partnership, and TPC Investments II LP, a Delaware limited partnership (collectively, “Purchasers”). Any capitalized term utilized herein shall have the meaning as specified in the Royalty Interest Purchase Agreement (defined below), unless such term is otherwise specifically defined herein.
W I T N E S S E T H:
WHEREAS, pursuant to that certain Royalty Interest Purchase Agreement, dated as of the date hereof, among Curis Royalty LLC, a Delaware limited liability company (the “Company”), the Grantor, Pledgee and Purchasers (as the same may hereafter be amended, restated, renewed, supplemented, replaced, extended or otherwise modified from time to time, the “Royalty Interest Purchase Agreement”), the Company has sold, transferred, assigned and conveyed to Purchasers, and Purchasers have purchased, acquired and accepted from the Company, all of the Company’s right, title and interest in and to the Purchased Receivables, for the consideration and upon the terms and subject to the conditions set forth therein (the “Transaction”);
WHEREAS, the Company is a member of an affiliated group of companies that includes the Grantor;
WHEREAS, pursuant to the Royalty Interest Purchase Agreement, Purchasers have appointed Pledgee to serve as their collateral agent with respect to the Collateral; and
WHEREAS, the Company and the Grantor are engaged in related businesses, and the Grantor is deriving substantial direct and indirect benefit from the Transaction;
NOW, THEREFORE, for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follow:

ActiveUS 172437213v.1

1.	DEFINED TERMS

1.1	Definitions .

1.1.1
Unless otherwise defined herein, terms defined in the Royalty Interest Purchase Agreement and used herein shall have the meanings given to them in the Royalty Interest Purchase Agreement, and the following terms are used herein as defined in the New York UCC: Certificated Security.

1.1.2	The following terms shall have the following meanings:
“Agreement”: this Pledge Agreement, as the same may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time.
“Company Obligations”: the Secured Obligations (as such term is defined in the Company Security Agreement).
“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.
“Collateral”: as defined in Section 2.
“Collateral Account”: any collateral account established by the Pledgee as provided in Section 5.2.
“Company”: as defined in the recitals hereto.
“Default”: as defined in the Company Security Agreement.
“Grantor”: as defined in the preamble hereto.
“Event of Default”: as defined in the Company Security Agreement.
“Investment Property”: the collective reference to (i) all Pledged Stock (ii) any other “investment property” (as such term is defined in Section 9-102(a)(49) of the New York UCC) issued by the Company to the Grantor in connection with such Pledged Stock.
“Issuers”: the collective reference to each issuer of any Investment Property.
“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.
“Obligations”: the collective reference to the Company Obligations and any and all expenses for which the Grantor is liable under Section 7.4.
“Pledged Stock”: the shares of Capital Stock listed on Schedule 1 (and any replacements of such Pledged Stock).
“Pledgee”: as defined in the preamble hereto.
“Proceeds”: all “proceeds”, as such term is defined in Section 9-102(a)(64) of the New York UCC, of the Investment Property, and, in any event, shall include, without limitation, all

ActiveUS 172437213v.1

dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.
“Put Option”: as defined in the Royalty Interest Purchase Agreement.
“Requirement of Law”: as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Royalty Interest Purchase Agreement”: as defined in the recitals hereto.
“Securities Act”: the Securities Act of 1933, as amended.

1.2	Other Definitional Provisions .

1.2.1
The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

1.2.2	The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

1.2.3	Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to the Grantor, shall refer to the Grantor’s Collateral or the relevant part thereof.

2.	GRANT OF SECURITY INTEREST; LIMIT ON RECOURSE

2.1
The Grantor hereby assigns and transfers to the Pledgee, and hereby grants to the Pledgee a security interest in, all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due of the Obligations:

2.1.1	all Investment Property;

2.1.2	all books and records pertaining to the Collateral; and

2.1.3	all Proceeds.

2.2
Notwithstanding anything to the contrary stated in this Agreement, the Royalty Interest Purchase Agreement or any other Transaction Document, the recourse of the Pledgee and the Purchasers under this Agreement, including the satisfaction of any claims hereunder, or the exercise of any rights and remedies hereunder, is limited solely to the Collateral, and the Pledgee and the Purchasers shall have no claim under this Agreement against the Grantor or any other asset of the Grantor for the satisfaction of any of the Obligations. Without limiting the foregoing,

ActiveUS 172437213v.1

each of the Pledgee and each Purchaser hereby waives any deficiency claims against the Grantor.

3.	REPRESENTATIONS AND WARRANTIES
The Grantor hereby represents and warrants to the Pledgee that:

3.1
Title; No Other Liens    . Except for the security interest granted to the Pledgee pursuant to this Agreement, the Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No valid and effective financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Pledgee pursuant to this Agreement.

3.2
Perfected First Priority Liens.     The security interests granted pursuant to this Agreement create in favor of the Pledgee, a legal and valid security interest in the Collateral. In the case of the certificated Pledged Stock, when stock certificates representing such Pledged Stock are delivered to the Pledgee (together with a properly completed and signed stock power or endorsement), and in the case of the other Collateral granted hereunder, when financing statements specified on Schedule 2 in appropriate form are filed in the offices specified on Schedule 2, the security interest granted hereunder shall constitute a fully perfected Lien (to the extent such Lien can be perfected by filing or, with respect to the Pledged Stock, possession and then with respect to such Collateral such Lien shall be perfected only to the extent perfection is required hereunder) on, and security interest in, all right, title and interest of the Grantor in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior in right to any other Person.

3.3
Jurisdiction of Organization; Chief Executive Office    . On the date hereof, the Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of the Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 3.

3.4	[Reserved].

3.5	Investment Property .

3.5.1	The shares of the Pledged Stock pledged by the Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer of the Pledged Stock.

3.5.2	All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

3.5.3
The Grantor is the record and beneficial owner of, and has legally valid rights in, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the Liens created by this Agreement.

ActiveUS 172437213v.1

4.	COVENANTS
The Grantor covenants and agrees with the Pledgee that, from and after the date of this Agreement until the Obligations shall have been performed and paid in full (other than contingent indemnification obligations not then due):

4.1
Delivery of Certificated Securities    . If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Certificated Security, such Certificated Security shall be promptly delivered to the Pledgee, duly indorsed in a manner reasonably satisfactory to the Pledgee, to be held as Collateral pursuant to this Agreement,

4.2	[Reserved] .

4.3	Maintenance of Perfected Security Interest; Further Documentation .

4.3.1
Subject to the limitations and exceptions set forth in the Transaction Documents, the Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

4.3.2
The Grantor will furnish to the Pledgee from time to time statements and schedules further identifying and describing the assets and property of the Grantor constituting Collateral and such other reports in connection therewith as the Pledgee may reasonably request, all in reasonable detail.

4.3.3
Subject to the limitations and exceptions set forth in the Transaction Documents, at any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) authorize the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property and any other relevant Collateral, taking any actions necessary to enable the Pledgee to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto; provided, that Grantor shall not be required to enter into control agreement with any securities intermediary maintaining any Securities Account in which any Collateral is credited thereto.

4.4
Changes in Name, etc.     The Grantor will not, except upon 15 days’ (or such shorter time period as the Pledgee may agree) prior written notice to the Pledgee and delivery to the Pledgee of all additional financing statements and other documents reasonably requested by the Pledgee to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 3.3 or (ii) change its name.

ActiveUS 172437213v.1

4.5	Notices . The Grantor will advise the Pledgee promptly, in reasonable detail, of any Lien (other than security interests created hereby) on any of the Collateral.

4.6
Investment Property    . If the Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, the Grantor shall accept the same as the agent of the Pledgee, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee in the exact form received, duly indorsed by the Grantor to the Pledgee, if required, together with an undated stock power covering such certificate duly executed in blank by the Grantor and with, if the Pledgee so requests, signature guaranteed, to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Pledgee to be held by it hereunder as additional collateral security for the Obligations.

5.	REMEDIAL PROVISIONS

5.1	Pledged Stock .

5.1.1
Unless an Event of Default shall have occurred and be continuing and the Pledgee shall have given notice to the Grantor of the Pledgee’s intent to exercise its corresponding rights pursuant to Section 5.1.2, the Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock to the extent permitted pursuant to the terms of the Royalty Interest Purchase Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property.

5.1.2
If an Event of Default shall occur and be continuing and the Pledgee shall give notice of the Pledgee’s intent to exercise such rights to the Grantor, (i) the Pledgee shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as set forth in Section 5.3, and (ii) any or all of the Investment Property shall be registered in the name of the Pledgee or its nominee, and the Pledgee or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise (including, without limitation, the right to remove directors of the relevant Issuer or Issuers) and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by the Grantor or the Pledgee of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any

ActiveUS 172437213v.1

committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Pledgee may determine), all without liability except to account for property actually received by it, but the Pledgee shall have no duty to the Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

5.1.3
The Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by the Grantor hereunder to (i) comply with any instruction received by it from the Pledgee in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Grantor, and the Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Pledgee.

5.2
Proceeds to be Turned Over To Pledgee    . If an Event of Default shall occur and be continuing, upon the request of the Pledgee, all Proceeds received by the Grantor consisting of cash, checks and other near-cash items shall be held by the Grantor in trust for the Pledgee, segregated from other funds of the Grantor, and shall, forthwith upon receipt by the Grantor, be turned over to the Pledgee in the exact form received by the Grantor (duly indorsed by the Grantor to the Pledgee, if required). All Proceeds received by the Pledgee hereunder shall be held by the Pledgee in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Pledgee in a Collateral Account (or by the Grantor in trust for the Pledgee) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.3.

5.3
Application of Proceeds    . If an Event of Default shall have occurred and be continuing, at any time at the Pledgee’s election, the Pledgee may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Obligations.

5.4
Code and Other Remedies    . If an Event of Default shall occur and be continuing, the Pledgee may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice as required below or by law) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Pledgee or elsewhere upon such terms and conditions as the Pledgee may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery

ActiveUS 172437213v.1

without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived and released. The Pledgee shall apply the net proceeds of any action taken by it pursuant to this Section 5.4, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 5.3, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Pledgee account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by it of any rights hereunder. The Pledgee shall give the Grantor not less than 10 days’ prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is of a type customarily sold on a recognized market.

5.5
Private Sales    . The Grantor recognizes that the Pledgee may be compelled, during the exercise of its rights and remedies upon and after the occurrence and during the continuation of an Event of Default, to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for its own account for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not, for such reason, be deemed to have been made in a commercially unreasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. The Grantor agrees to use its best efforts to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 5.5 valid and binding and in compliance with any and all other applicable Requirements of Law.

5.6
Put Option Exercise    . An exercise of any remedy set out in Sections 5.1 through 5.5 by the Pledgee shall also be deemed to constitute an exercise by Purchasers of the Put Option, and, for the avoidance of doubt, upon such deemed exercise the Put/Call Price shall be immediately due and payable without any further action or notice by any party.

6.	THE PLEDGEE

6.1	Pledgee’s Appointment as Attorney-in-Fact, etc.

ActiveUS 172437213v.1

6.1.1
The Grantor hereby irrevocably constitutes and appoints the Pledgee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Pledgee the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do any or all of the following:

(a)
in the name of the Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Pledgee for the purpose of collecting any and all such moneys due with respect to any Collateral whenever payable;

(b)	pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

(c)	execute, in connection with any sale provided for in Section 5.4 or 5.5, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(d)
(1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Pledgee or as the Pledgee shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Pledgee may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Pledgee were the absolute owner thereof for all purposes, and do, at the Pledgee’s option and the Grantor’s expense, at any time, or from time to time, all acts and things which the Pledgee deems necessary to protect, preserve or realize upon the Collateral and the Pledgee’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

Anything in this Section 6.1.1 to the contrary notwithstanding, the Pledgee agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1.1 unless an Event of Default shall have occurred and be continuing.

ActiveUS 172437213v.1

6.1.2
If the Grantor fails to perform or comply with any of its agreements contained herein, the Pledgee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

6.1.3
Subject to Section 7.16 of this Agreement, the expenses of the Pledgee incurred in connection with actions undertaken as provided in this Section 6.1 shall be payable by the Grantor to the Pledgee on demand.

6.1.4
The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

6.2
Duty of the Pledgee    . The Pledgee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar property for its own account. Neither the Pledgee nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Pledgee hereunder are solely to protect the Pledgee’s interests in the Collateral and shall not impose any duty upon the Pledgee to exercise any such powers. The Pledgee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

6.3
Authorization of Financing Statements    . Pursuant to any applicable law, the Grantor authorizes the Pledgee to file or record financing statements with respect to the Collateral without the signature of the Grantor in such form and in such offices as the Pledgee determines appropriate to perfect the security interests of the Pledgee under this Agreement. The Grantor hereby ratifies and authorizes the filing by the Pledgee of any financing statement with respect to the Collateral made prior to the date hereof.

7.	MISCELLANEOUS

7.1
Amendments; Waivers    . Any term, covenant, agreement or condition of this Agreement may be amended, and any right under this Agreement may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Pledgee and by the Grantor. Unless otherwise specified in such waiver, a waiver of any right under this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Pledgee under this Agreement or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise

ActiveUS 172437213v.1

thereof or the exercise of any other right of the Pledgee under this Agreement or Applicable Law.

7.2	Notices . All notices or other written communications hereunder shall be made in accordance with Section 8.01 of the Royalty Interest Purchase Agreement.

7.3
No Waiver by Course of Conduct; Cumulative Remedies    . The Pledgee shall not by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

7.4	Enforcement Expenses; Indemnification . Subject to Section 2.2 and Section 7.16 of this Agreement,

7.4.1
The Grantor agrees to pay or reimburse the Pledgee for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement, including, without limitation, the fees and disbursements of counsel as required of the Company pursuant to Section 8.14 of the Royalty Interest Purchase Agreement.

7.4.2
The Grantor agrees to pay, and to save the Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

7.4.3
The Grantor agrees to pay, and to save the Pledgee harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to Section 8.14 of the Royalty Interest Purchase Agreement.

7.4.4	The agreements in this Section 7.4 shall survive repayment of the Obligations and all other amounts payable under the Royalty Interest Purchase Agreement and the other Transaction Documents.

7.5
Successors and Assigns    . This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Pledgee and its successors and assigns; provided that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Pledgee.

ActiveUS 172437213v.1

7.6	[Reserved] .

7.7
Counterparts    . To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

7.8
Severability    . Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.9
Section Headings    . The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

7.10
Integration    . This Agreement and the other Transaction Documents represent the agreement of the Grantor and the Pledgee with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Pledgee relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

7.11
Governing Law    . The rights and duties of Grantor and the Pledgee under this Agreement shall be governed by the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

7.12	JUDICIAL PROCEEDINGS; WAIVER OF JURY TRIAL . EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS

ActiveUS 172437213v.1

PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH A COURT IS AN INCONVENIENT FORUM. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8.01 OF THE ROYALTY INTEREST PURCHASE AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED ON THE THIRD BUSINESS DAY AFTER SUCH SERVICE IS DEPOSITED IN THE MAIL. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE PLEDGEE MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING ANY CLAIM OR DISPUTE (WHETHER ARISING UNDER APPLICABLE LAW, UNDER CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH, THIS AGREEMENT, THE RELATIONSHIPS ESTABLISHED HEREUNDER OR ANY ACTIONS OR CONDUCT HEREUNDER OR WITH RESPECT HERETO, WHETHER SUCH CLAIM OR DISPUTE ARISES OR IS ASSERTED BEFORE OR AFTER THE CLOSING DATE OR BEFORE OR AFTER THE REPAYMENT DATE.

7.13	Acknowledgements . The Grantor hereby acknowledges that:

7.13.1	it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Transaction Documents to which it is a party;

7.13.2
the Pledgee does not have any fiduciary relationship with or duty to the Grantor arising out of or in connection with this Agreement or any of the other Transaction Documents, and the relationship between the Grantor, on the one hand, and the Pledgee, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

7.13.3	no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby between the Grantor and the Pledgee.

ActiveUS 172437213v.1

7.14
Releases    . At such time as the Obligations shall have been performed and paid in full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Pledgee and the Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantor. At the request and sole expense of the Grantor following any such termination, the Pledgee shall deliver to the Grantor any Collateral held by the Pledgee hereunder. Upon any such termination of the security interests or release of Collateral, as the case may be, referred to in this clause, the Pledgee will, at the expense of the Grantor, execute and deliver to the Grantor such documents, as the Grantor shall reasonably request to evidence the termination of the security interests or the release of such Collateral, as the case may be, including without limitation, subordination or nondisturbance agreements, in form and substance satisfactory to the Grantor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.
CURIS, INC., as Grantor

By:    /s/ James E. Dentzer____________________
Name: James E. Dentzer
Title: President and Chief Executive Officer

ActiveUS 172437213v.1

LIND SA LLC, as Pledgee

By:    /s/ Andrew Rubinstein_____________________
Name: Andrew Rubinstein
Title: Authorized Signatory

[Signature Page to Limited Recourse Pledge Agreement]
ActiveUS 172437213v.1

Schedule 1
DESCRIPTION OF INVESTMENT PROPERTY
Pledged Stock:

Issuer	Holder	Class of Stock	Stock Certificate No.	No. of Shares
Curis Royalty, LLC	Curis, Inc.	Membership Interest	N/A	100% ownership

ActiveUS 172437213v.1

Schedule 2
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

Secretary of State of Delaware

Actions with respect to Pledged Stock

[None]

ActiveUS 172437213v.1

Schedule 3

LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Location of Chief Executive Office
Curis, Inc.	Delaware	4 Maguire Road Lexington, Massachusetts 02421

ActiveUS 172437213v.1

ACKNOWLEDGEMENT AND CONSENT
The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of March 22, 2019 (the “Agreement”), made by the Grantor party thereto for the benefit of Lind SA LLC, as Pledgee. The undersigned agrees for the benefit of the Pledgee as follows:
The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.
The undersigned will notify the Pledgee promptly in writing of the occurrence of any of the events described in Section 4.6 of the Agreement.
The terms of Sections 5.1.3 and 5.5 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.1.3 or 5.5 of the Agreement.

ActiveUS 172437213v.1

CURIS ROYALTY LLC

By: /s/ James E. Dentzer____________________
Name: James E. Dentzer
Title: President

Address for Notices:
Curis Royalty LLC
4 Maguire Road
Lexington, MA 02421
Attention: President
Telephone No.: (617) 503-6597
Facsimile No.: (617) 503-6501

[Signature Page to Acknowledgement & Consent to the Limited Recourse Pledge Agreement]
ActiveUS 172437213v.1